                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                               MARQUIS PORTFOLIOS

                       Supplement dated December 19, 2008

           To the Prospectuses dated April 28, 2008 (as supplemented)

     First MetLife Investors Insurance Company and MetLife Investors USA Insurance Company (the "Company") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove certain variable investment options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. The Replacement Funds are portfolios of Met Investors Series Trust or Metropolitan Series Fund, Inc. To the extent that a Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitutions are in the best interest of contract holders. In each case, the Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about May 1, 2009.

     The proposed substitution and respective advisers and/or sub-advisers for the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER (WITH CURRENT         REPLACEMENT FUND AND SUB-ADVISER
SUB-ADVISER AS NOTED)

Legg Mason Partners Variable Money Market Portfolio     BlackRock Money Market Portfolio (Class E)
---------------------------------------------------     ------------------------------------------
Legg Mason Partners Fund Advisor, LLC                   BlackRock Advisors, LLC
(Western Asset Management Company)
                                                    -->

PIMCO (VIT) Total Return Portfolio (Administrative      PIMCO Total Return Portfolio (Class B)
---------------------------------------------------     --------------------------------------
Class)                                                  Pacific Investment Management Company
------                                                  LLC
Pacific Investment Management Company LLC
                                                    -->

                                                                  SUPP-SUBMQ1208

Please note that:

     . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     . The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     . You may transfer amounts in your Contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Contract owners or agents of Contract owners.

     . If you make one transfer from one of the above Existing Funds into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     . On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     .    There will be no tax consequences to you.

     In connection with the substitutions, we will send you a prospectus for Met Investors Series Trust and Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of transfers.

     Please contact your registered representative if you have any questions.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                       SUPPLEMENT DATED DECEMBER 19, 2008
                                       TO
              PROSPECTUSES DATED APRIL 28, 2008, JUNE 27, 2008, AND
                       NOVEMBER 10, 2008 (AS SUPPLEMENTED)

This supplement revises disclosure regarding annuity payments in the prospectuses for variable annuity contracts issued by MetLife Investors USA Insurance Company and MetLife Investors Insurance Company. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus. This supplement should be read in its entirety and kept together with your prospectus for future reference.

UNISEX ANNUITY RATES

Annuity payments (including annuity payments under a Guaranteed Minimum Income Benefit rider, if any such rider is available) will be based upon the annuity option selected, the annuitant's age and the annuitant's sex. However, where required by state law, the annuitant's sex will not be taken into account in calculating annuity payments.

If you were issued a contract before state law mandated unisex annuity rates and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

All references in the prospectuses to the calculation of annuity payments are amended to conform to the change described in this supplement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                               Telephone: (800) 343-8496
Irvine, CA 92614

                                                                    SUPP-UAR1208